UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

S&W SEED COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-34719	27-1275784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Ken Pratt Blvd, Suite 201, Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 506-9191

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 8.01 of this Current Report on Form 8-K (this “Current Report”) relating to the Third Letter Agreement (as defined below in this Current Report) is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2025, the Board of Directors (the “Board”) of S&W Seed Company (the “Company”) approved the voluntary delisting of the Company’s common stock from The Nasdaq Capital Market and the subsequent voluntary deregistration of the Company’s common stock with the U.S. Securities and Exchange Commission (the “SEC”) in order to terminate and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, on July 14, 2025, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intent to file a Form 25 with the SEC relating to the delisting of the Company’s common stock on or about July 24, 2025, and anticipates that the delisting of its common stock will become effective 10 days after the Form 25 filing.

The Board made the decision to pursue delisting and deregistration of the Company’s common stock following its review and careful consideration of several factors, including, but not limited to, the Company’s likely future non-compliance with the continued listing requirements of Nasdaq that would inevitably result in delisting of the Company’s common stock by Nasdaq, as well as the required personnel resources, high costs and regulatory burdens relating to ongoing Nasdaq and SEC reporting requirements, particularly in light of the Company’s previously disclosed events of default under certain of its credit facilities and termination of employees as described in its Current Report on Form 8-K filed with the SEC on June 23, 2025.

Following the effectiveness of the Form 25, the Company also intends to file a Form 15 with the SEC on or about August 4, 2025 to suspend the Company’s reporting obligations under Section 15(d) of the Exchange Act. As a result of the filing of the Form 15, the Company’s obligation to file certain Exchange Act reports and forms with the SEC, including certain Forms 10-K, 10-Q and 8-K, will cease. The Company will generally be relieved of all reporting obligations under the Exchange Act upon the effectiveness of the deregistration. The Company expects that the deregistration of its common stock will become effective 90 days after the filing of the Form 25 with the SEC.

Item 8.01	Other Events.

Third Letter Agreement Relating to Mountain Ridge Credit Agreement

As previously disclosed, on December 19, 2024, S&W Seed Company (the “Company”) entered into a Credit and Security Agreement (as amended to date, the “Mountain Ridge Credit Agreement”) with ABL OPCO LLC (“Mountain Ridge”), as administrative agent, and the lenders party thereto. The Mountain Ridge Credit Agreement provides for a senior secured credit facility of up to $25.0 million. Capitalized terms used but not otherwise defined in this Current Report shall have the meanings ascribed to them in the Mountain Ridge Credit Agreement.

On July 10, 2025, the Company and Mountain Ridge entered into a letter agreement relating to the Mountain Ridge Credit Agreement (the “Third Letter Agreement”). Pursuant to the Third Letter Agreement, the Lenders (1) advanced additional Revolving Loans under the Mountain Ridge Credit Agreement to the Company in the aggregate principal amount of $585,431 and (2) have agreed to advance additional Revolving Loans under the Mountain Ridge Credit Agreement to the Company on a weekly basis thereafter, subject to certain conditions and until August 1, 2025 at the latest (collectively, the “Specified Revolving Loans”). The Specified Revolving Loans are to be used solely to pay certain estimated costs and expenses of the Company and will not exceed $1,198,000 in the aggregate. The Specified Revolving Loans are secured by the Collateral.

In consideration of the Lenders’ agreement to advance the Specified Revolving Loans, the Company will pay the Lenders a funding fee in the aggregate amount of $500,000, which amount (i) became fully earned and nonrefundable on the date of the Third Letter Agreement, (ii) shall be due and payable on the earlier to occur of (A) the Maturity Date, (B) Acceleration of the Loans, or (C) any sale of any assets of the Loan Parties outside the ordinary course of business, and (iii) shall be considered an earned fee for all purposes under the Mountain Ridge Credit Agreement on account of all Obligations generally and in consideration for all outstanding Loans which have been made, including the Specified Revolving Loans.

The Specified Revolving Loans will bear interest at a rate of 18.00% per annum from the date of the Third Letter Agreement until the date the Revolving Exposure is no longer in excess of the Borrowing Base.

Going Dark Press Release

On July 14, 2025, the Company issued a press release announcing its decision to voluntarily delist its common stock from The Nasdaq Capital Market and its intent to deregister its common stock with the SEC. The full text of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” describe future expectations, plans, results, or strategies and are generally preceded by words such as “anticipates,” “believe,” “may,” “future,” “plan,” “should” or “expects.” Forward-looking statements in this Current Report include, but are not limited to, statements relating to the delisting of the Company’s common stock from Nasdaq and deregistration of the Company’s common stock under the Exchange Act, as well as the suspension of its reporting obligations under Section 15(d) of the Exchange Act, including expected timing, and the expected receipt of certain Specified Revolving Loans in the future. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including risks and uncertainties identified in the Company’s filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended June 30, 2024 and in other filings subsequently made by the Company with the SEC. Additional risks and uncertainties include the Company’s ability to file a Form 25 and Form 15 with the SEC and the timing of such filings, including their effectiveness, the Company’s ability to reduce its costs relating to Exchange Act and Nasdaq disclosure and reporting requirements and related regulatory burdens, and whether the Lenders fund the remaining Specified Revolving Loans in the future. All forward-looking statements contained in this Current Report speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company does not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated July 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2025	S&W SEED COMPANY

	By:	/s/ Vanessa Baughman
Vanessa Baughman
Interim Chief Executive Officer and Chief Financial Officer